2. Summary of Significant Accounting Policies: (l) Financial Instruments: Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis (Details) - USD ($)	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Fair Value, Inputs, Level 1
Derivative liability	$ 0	$ 0	$ 0
Fair Value, Inputs, Level 2
Derivative liability	0	0	0
Fair Value, Inputs, Level 3
Derivative liability	0	(52,491)	(107,462)
Derivative liability	$ (29,168)	$ (88,501)	$ (129,918)